                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.__ )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                [ ] Confidential, for use by the
[X] Definitive Proxy Statement                     Commission Only (As permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CALNETICS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):
- --------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
    5) Total fee paid:
- --------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
- --------------------------------------------------------------------------------
    2) Form, schedule or registration statement no.:
- --------------------------------------------------------------------------------
    3) Filing party:
- --------------------------------------------------------------------------------
    4) Date filed:
- --------------------------------------------------------------------------------

(1) Set forth the amount of which the filing fee is calculated and state how it was determined.

                                [CALNETICS LOGO]

                              20401 Prairie Street
                          Chatsworth, California 91311

TO THE SHAREHOLDERS OF CALNETICS CORPORATION:

Attached are a Notice of Meeting and a Proxy Statement for the Annual Meeting of Shareholders to be held on November 8, 1996. At the Annual Meeting, shareholders will be asked to elect Directors for the ensuing year.

                                        Sincerely,

                                        /s/ Clinton G. Gerlach
                                        ----------------------
                                        Clinton G. Gerlach
                                        Chairman

                                        /s/ Barbara Guyer
                                        ----------------------
                                        Barbara Guyer
                                        Secretary

September 27, 1996

                              CALNETICS CORPORATION
                              20401 Prairie Street
                              Chatsworth, CA 91311

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 8, 1996

           The Annual Meeting of Shareholders of Calnetics Corporation, a California corporation (the "Company"), will be held on Friday, November 8, 1996, at 10:00 a.m., local time, at the Airtel Plaza Hotel, 7277 Valjean Avenue, Van Nuys, California 91406, for the following purposes:

           1. To elect five (5) Directors to hold office until the next annual election of Directors by the shareholders, or until their successors are elected and qualified.

           2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

           The Board of Directors has fixed the close of business on September 20, 1996 as the record date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting or at any adjournments or postponements thereof.

           Shareholders are cordially invited to attend the Annual Meeting in person. In order that your shares may be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting in person, please promptly sign and date the enclosed proxy card and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you return an executed proxy and then attend the Annual Meeting in person, you may allow your proxy to remain in effect, or you may revoke your proxy and vote in person by giving written notice of such revocation to the Company's Secretary at any time prior to the exercise of the proxy. Attendance at the Annual Meeting will not itself revoke a proxy.

                                         By Order of the Board of Directors

                                         /s/ Clinton G. Gerlach
                                         ----------------------
                                         Clinton G. Gerlach
                                         Chairman

                                         /s/ Barbara Guyer
                                         ----------------------
                                         Barbara Guyer
                                         Secretary

Chatsworth, California
September 27, 1996

                              CALNETICS CORPORATION

                              20401 Prairie Street
                          Chatsworth, California 91311
              ----------------------------------------------------
                                 PROXY STATEMENT
              ----------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 1996

           This Proxy Statement and the accompanying form of proxy are being sent to shareholders of Calnetics Corporation, a California corporation (the "Company"), on or about September 27, 1996. The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at the Airtel Plaza Hotel, 7277 Valjean Avenue, Van Nuys, California on Friday, November 8,1996 at 10:00 a.m. local time and at any adjournments and postponements thereof (the "Annual Meeting"), for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders.

           SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you return an executed proxy and then attend the Annual Meeting in person, you may allow your proxy to remain in effect, or you may revoke your proxy and vote in person by giving written notice of such revocation to the Company's Secretary, or by filing a duly executed proxy bearing a later date, at any time prior to the exercise of the proxy. Attendance at the Annual Meeting will not by itself revoke a proxy.

           Unless otherwise directed in the accompanying proxy, persons named therein will vote each proxy FOR the election of the five (5) director nominees listed below. As to any other business that may properly come before the Annual Meeting, the proxy holders will vote in their discretion. The Company currently does not know of any other such business.

                                VOTING SECURITIES

           Common shareholders of record at the close of business on September 20, 1996 (the "Record Date") will be entitled to vote on all matters presented at the Annual Meeting. On the Record Date there were 2,969,799 shares of the Company's Common Stock (the "Common Stock") outstanding. The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof. Abstentions and broker non- votes are counted for the purpose of determining a quorum, but are not considered as having voted for the purpose of determining the outcome of a vote. In order for a proposal to be approved, the votes cast in favor must (i) exceed the votes cast against and (ii) constitute at least a majority of the required quorum.

                     On each matter to be considered at the Annual Meeting, shareholders will be entitled to cast one vote for each share of Common Stock held on the Record Date, except that shareholders are entitled to cumulative voting rights in the election of Directors. Cumulative voting rights entitle a shareholder either to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares owned by him or her on the Record Date, or to distribute such number of votes among two or more nominees in such proportion as the shareholder may choose. The five nominees for Director receiving the highest number of votes at the Annual Meeting will be elected. In order for one or all shareholders to cumulate votes, any one shareholder must give written notice to the Secretary prior to the voting at the Annual Meeting of his or her intention to cumulate his or her votes. In the event anyone other than the five nominees listed herein should be nominated for election as a Director, the persons named in the proxy to vote such shares on behalf of the shareholder will have authority, to be executed in their discretion, to vote cumulatively for less than all the nominees.

              OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date by (i) persons or groups known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors and nominees who own Common Stock, (iii) each executive officer of the Company named in the Summary Compensation Table herein and (iv) all Directors and executive officers as a group. Except as otherwise indicated in the footnotes to the following table, each of the persons listed below has sole voting and investment power with respect to the shares of outstanding Common Stock shown as beneficially owned by such person.

                                                          AMOUNT AND
                                                          NATURE OF
                  NAME AND ADDRESS                        BENEFICIAL             PERCENT
TITLE OF CLASS    OF BENEFICIAL OWNER(1)                  OWNERSHIP(2)           OF CLASS
- --------------    ----------------------                  ------------           --------
Common Stock      Clinton G. Gerlach,                     1,175,504 (3)(5)          40%
                  Fred E. Edward                            202,064 (4)(5)           7%
                  Peter H. Griffith                               0                  *
                  Michael A. Hornak                         144,500 (6)              5%
                  Steven L. Strawn                          140,000 (5)(6)(7)        5%
                  Lon Schultz                                51,500 (8)              2%

                  All Directors and Executive Officers
                  as a Group (7 persons)                  1,721,568                 58%

- ------------
 * Less than one percent.

(1) Unless otherwise indicated the address of the beneficial owner is 20401 Prairie Street, Chatsworth, California 91311.

(2) Except for powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated.

(3) Includes 1,085,504 shares held of record by Gerlach Holding Corporation, a Delaware corporation ("GHC"), owned by the following entities or individuals by the percentages indicated: The Gerlach Family Trust (52%) and Mr. Gerlach's son and daughter, Clinton G. Gerlach, II (24%) and Kimberlee Ann Grot (24%). Each of the GHC shareholders has a right of first refusal on a prorata basis covering the GHC stock owned by the remaining GHC shareholders pursuant to a right of first refusal agreement dated July 1, 1992. Also includes
           (i) 10,000 shares of Common Stock held of record by the Gerlach Family Trust and (ii) 80,000 shares of Common Stock held of record by Mr. Gerlach's nephew, Charles Gerlach, as to which Mr. Gerlach has sole voting power.

(4) Held of record by the Fred and Evelyn Edward Family Trust, Fred Edward, Trustee, (the "Edward Trust").

(5) GHC has a right of first refusal covering the 202,064 shares of Common Stock owned by the Edward Trust pursuant to a certain right of first refusal agreement, dated as of March 11, 1988. In addition, pursuant to agreements Mr. Gerlach, through GHC, has a right of first refusal covering (i) 40,000 shares of Common Stock owned by Steven L. Strawn, Vice President and Director of the Company and (ii) 71,230 shares of Common Stock owned by another shareholder of the Company.

(6) Includes presently exercisable options to acquire 33,333 shares of Common Stock at an exercisable price of $2.00 per share, but does not include options to acquire16,667 shares of Common Stock at an exercisable price of $2.00 per share which will become exercisable in March of 1997.

(7) Includes presently exercisable options with the Company to acquire 25,000 shares of Common Stock at an exercise price of $1.438 per share.

(8) Includes presently exercisable options to acquire 33,333 shares of Common Stock at an exercise price of $3.00 per share, but does not include options to acquire16,667 shares of Common Stock at an exercisable price of $3.00 per share, which becomes exercisable in July, 1997.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Directors and executive officers of the Company are required to timely file with the Securities and Exchange Commission and with the National Association of Securities Dealers reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to the Company. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during fiscal 1996, all of its Directors and executive officers complied with Section 16(a) requirements, except one report filed late on Form 5 by Lon Schultz relating to two open market purchases of Common Stock and beneficial ownership.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           The Company's Directors are elected at each annual meeting of shareholders. The number of authorized Directors of the Company is between five and nine Directors, and is currently set at five. Five Directors are to be elected at the Annual Meeting to serve until the annual meeting of shareholders in 1997 and until their respective successors are elected and qualified. Should any of the nominees decline or be unable to serve as Director, the persons authorized in the proxy to vote on your behalf will vote for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxy. Each of the nominees has consented to serve as a Director if elected, and the Company knows of no reason why any nominee listed below would not be available for election or, if elected, would not be willing or able to serve. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the five director nominees listed below.

INFORMATION CONCERNING DIRECTOR NOMINEES

Set forth below is information concerning each of the five nominees for election as Directors at the Annual Meeting, including his principal occupation or employment and business experience during the last five years. All nominees currently serve as Directors.

      Name            Age             Position
      ----            ---             --------
Clinton G. Gerlach     70    Chairman of the Board, President,
                             Chief Executive Officer and Director

Fred E. Edward         78    Director

Peter H. Griffith      37    Managing Director of Wedbush Morgan Securities

Michael A. Hornak      53    Vice President and Director

Steven L. Strawn       42    Vice President and Director

Clinton G. Gerlach has served as the President, Chairman of the Board, Chief Executive Officer and Director of the Company since March of 1988 and as the Chairman of the Board and Director of the Company's subsidiary, Manchester Plastics Co., Inc. ("Manchester Plastics"), since September 1989, and as Director, Chairman of the Board and Chief Executive Officer of the Company's subsidiary, Ny- Glass Plastics, Inc. ("Ny-Glass Plastics"), since June 1992, and as Director and Chairman of the Board of the Company's subsidiary, Agricultural Products, Inc. ("API"), since June 1994. Mr. Gerlach was the Chairman of the Board and Chief Executive Officer of Gerlach Industries, Inc. from November 1983 to December 1986 and was the Chairman of the Board and Chief Executive Officer of Tannetics, Inc. from August 1969 to November 1983. From January 1987 to March 1988, Mr. Gerlach was self employed. Mr. Gerlach retired effective July 24, 1996 as a Director of Zero Corporation (a manufacturer of cases, cabinets, cooling and cargo enclosures).

Peter H. Griffith has served as Managing Director of Wedbush Morgan Securities ("Wedbush Morgan") since November 1993. Mr. Griffith also serves as the Head of Investment Banking and Equity Research for Wedbush Morgan. From September 1992 to November 1993, Mr. Griffith served as Senior Vice President, Investment Banking for Wedbush Morgan and from October 1989 to September 1992, Mr. Griffith served as Vice President, Investment Banking for Wedbush Morgan. Prior to October, 1989, Mr. Griffith was a Senior Manager with Ernst & Young LLP and is a certified public accountant. Mr. Griffith was elected as a Director by the Board on August 30, 1996 to fill a vacancy created by the death of Raymond H. Heller.

Fred E. Edward has been a Director of the Company since 1971. Between May 1971 and March 1988, Mr. Edward held various offices with the Company, including Chairman of the Board, President and Chief Executive Officer. For more than the past five years, Mr. Edward has been and currently is a private investor.

Michael A. Hornak has been a Vice President of the Company since 1974 and a Director of the Company since 1984. Mr. Hornak has also been President of the Ny-Glass Plastics division of the Company since 1985, President, Director and Chief Financial Officer of Ny-Glass Plastics since June 1992, and was President of the Hydro Flight division of the Company from 1983 to 1985.

Steven L. Strawn has been a Vice President of the Company since September 1989 and Director since February 1992. Mr. Strawn has also been President, Director and Chief Operations Officer of the Company's subsidiary, Manchester Plastics, since 1989, the date of the acquisition, and held various other positions with its predecessor, Manchester Products, from 1980 to 1989.

INFORMATION REGARDING THE BOARD OF DIRECTORS

        During fiscal year 1996, there were nine (9) meetings of the Board of Directors. Each Director attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he serves. During fiscal 1996, Directors who are not employees of the Company received $200 each for each Board of Directors or committee meeting attended. Effective July 1, 1996, other than for meetings transacted only by written consent, Directors who are not employees of the Company receive $1,000 for each meeting of the Board of Directors attended and $500 for each committee meeting attended. Directors who are not employees of the Company are eligible for the grant of options under the 1993 Nonstatutory Stock Option Plan and 1995 Employee Stock Option Plan, but to date no such options have been granted.

COMMITTEES

           The Company has no standing committees of the Board of Directors, other than the Audit Committee and the Stock Option Committee. The principal duties of the Audit Committee are to nominate the firm of independent outside auditors for appointment by the Board of Directors, to review the scope of their audit engagement, and to meet with the Company's financial management and independent outside auditors to discuss matters relating to internal accounting controls and the results of audits performed by the Company's independent outside auditors. The current members of the Audit Committee are Fred E. Edward, Chairman, Peter H. Griffith and Clinton G. Gerlach.
The Audit Committee held one (1) meeting during fiscal 1996.

           Messrs. Edward, Griffith and Gerlach currently serve on the Stock Option Committee, the functions of which include making all determinations necessary for the administration of the Company's 1993 Nonstatutory Stock Option Plan and 1995 Employee Stock Option Plan.The Stock Option Committee held one (1) meeting during fiscal 1996.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

           The following table sets forth all cash compensation paid or accrued by the Company for services rendered during the three fiscal years ended June 30, 1996 by the President and Chief Executive Officer and the three other most highly compensated executive officers of the Company. There were no other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in fiscal year 1996.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                  ANNUAL COMPENSATION      SECURITIES
                                               ------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITIONS         YEAR      SALARY ($)      BONUS($)      OPTIONS     COMPENSATION
- ----------------------------         ----      ----------      --------   ------------   ------------
Clinton G. Gerlach (1)               1996             --            --            --            --
  President, Chief Executive         1995             --            --            --            --
  Officer and Chairman               1994             --            --            --            --
  of the Board

Michael A. Hornak (2)                1996       $ 81,861       $10,000            --       $ 8,216
  Vice President and President       1995       $ 77,246       $ 5,000       $ 7,594
  of Ny-Glass Plastics               1994       $ 70,804       $ 5,000        50,000       $ 4,416

Steven L. Strawn (3)                 1996       $ 94,039       $10,000            --       $10,400
  Vice President and President       1995       $ 96,181       $ 7,500            --       $10,351
  of Manchester Plastics             1994       $ 84,020       $ 5,000        50,000       $10,307


Lon Schultz (4)                      1996       $360,734       $40,000            --       $34,804
 President and Treasurer             1995       $353,887       $20,000        50,000       $22,749
 of API                              1994       $ 58,333            --            --       $ 4,944

- ----------------------
(1) Receives no compensation for his services in such capacities. The Company paid $60,000 to GHC during the fiscal year ended June 30, 1996, $56,000 to GHC during the fiscal year ended June 30, 1995 and $54,000 to GHC during the fiscal year ended June 30, 1994, to reimburse Mr. Gerlach for expenses incurred in connection with his performance of services for the Company. In addition, Mr. Gerlach has use of a vehicle owned by the Company.

(2) The Company provides a vehicle for Mr. Hornak and the operating expense paid by the Company for such vehicle in the fiscal year ended June 30, 1996 was $7,708, fiscal year ended June 30, 1995 was $7,145 and fiscal year ended June 30, 1994 was $4,026, and the Company paid life insurance premiums of $508 for fiscal year ended June 30, 1996, $449 for the fiscal year ended June 30,1995 and $390 for fiscal year ended June 30, 1994.

(3) The Company provides a car allowance of $10,000 per fiscal year for Mr. Strawn, and the Company paid life insurance premiums of $400 for fiscal year ended June 30, 1996, $351 for the fiscal year ended June 30, 1995 and $307 for the fiscal year ended June 30, 1994.

(4) The Company provides a vehicle for Mr. Schultz and the operating expense paid by the Company for such vehicle in fiscal year ended June 30, 1996 was $9,980, in fiscal year ended June 30, 1995 was $7,900 and in fiscal year ended June 30, 1994 was $1,380, and the Company paid life insurance premiums of $15,753 for the fiscal year ended June 30, 1996, $9,674 for fiscal year ended June 30, 1995 and $2,800 for fiscal year ended June 30, 1994. Mr. Schultz also received profit sharing of $9,071 for fiscal year ended June 30, 1996, $5,175 for fiscal year ended June 30, 1995 and $764 for May and June 1994. Mr. Schultz was not affiliated with the Company prior to the Company's acquisition of API in fiscal 1994.

STOCK OPTIONS

           Until its termination in February 1993, the Company had in effect an Employee Stock Option Plan (the "1988 Plan") which was adopted by the Board of Directors of the Company and approved at the 1988 Annual Meeting of Shareholders. The 1988 Plan provided for the grant of options that qualified as incentive stock options ("ISOs") under Section 422A of the Internal Revenue Code (the "Code"), options that did not so qualify ("Non-ISOs") and stock appreciation rights ("SARs") associated with stock options. The 1988 Plan provided for the grant of options to purchase up to 275,000 shares of Common Stock, subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split. Those that were eligible for awards under the 1988 Plan are key employees. The exercise price for options granted under the 1988 Plan may not be less than the fair market value of the stock on the date the options were granted. The term of each ISO may not exceed ten years, and the term of each Non-ISO may not exceed ten years and one month.

           As of June 30, 1996, there were outstanding options to purchase up to 89,000 shares of Common Stock that were granted under the 1988 Plan.

           The Company currently has in effect the 1993 Nonstatuatory Stock Option Plan (the "1993 Plan") which was adopted by the Board of Directors of the Company and approved at the 1993 Annual Meeting of Shareholders. The 1993 Plan provides for the grant of options to purchase up to 250,000 shares of Common Stock, subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split. Those eligible for the awards under the 1993 Plan are key employees, including officers and directors. The 1993 Plan is administered by a committee of three directors which have been appointed by the Board of Directors. The exercise price for options granted under the 1993 Plan may not be less than the fair market value of the stock on the date any such option is granted. The 1993 Plan expires on March 1, 2003 unless previously terminated.

           The Company currently has in effect the 1995 Employee Stock Option Plan (the "1995 Plan") which was adopted by the Board of Directors of the Company and approved at the 1995 Annual Meeting of Shareholders. The 1995 Plan provides for the grant of options that qualify as ISOs under the Code. The 1995 Plan provides for the grant of options to purchase up to 250,000 shares of Common Stock, subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split. Those eligible for the awards under the 1995 Plan are key employees, including officers and employee-directors. The 1995 Plan is administered by a committee of three directors who have been appointed by the Board of Directors. The exercise price for options granted under the 1995 Plan may not be less than the fair market value of the stock on the date any such option is granted (110% of the fair market value for optionees who are 10% or more shareholders on the grant date). The term of each ISO may not exceed ten years (five years for optionees who are 10% or more shareholders at time of grant). The 1995 Plan expires on June 14, 2005 unless previously terminated.

           No options were granted under the 1993 Plan or the 1995 Plan during the fiscal year ended 1996, and as of June 30, 1996, options were available for grants of up to 100,000 and 250,000 shares under the 1993 Plan and 1995 Plan, respectively.

AGGREGATED OPTION* EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                                                   VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS
                          SHARES                        OPTIONS AT 6/30/96           AT 6/30/96(2)($)
                         ACQUIRED        VALUE      --------------------------  --------------------------
       NAME           ON EXERCISE(#) REALIZED(1)($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
       ----           -------------- -------------- -----------  -------------  -----------  -------------
Clinton G. Gerlach           --             --             --            --            --            --
Michael A. Hornak            --             --         33,667        16,667       235,669       116,669
Steven L. Strawn         20,000         58,740         58,667        16,667       424,719       116,669
Lon Schultz                  --             --         33,333        16,667       199,998       100,000

- ----------------
*          The Company has not granted Stock Appreciation Rights.

(1) Represents the difference between the fair market value on the date of exercise of the option and the exercise price of the option.

(2) Based on the closing price of $9.00 quoted on the Nasdaq National Daily Quotation Service on June 30, 1996.

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

           Pursuant to a June 1994 employment agreement, Mr. Schultz agreed to serve as the President and as a Director of the Company's subsidiary, API, for an initial term of three years commencing on June 20, 1994. The agreement provides for a monthly salary of $29,167 and maintenance by API during the term of the agreement of certain existing life insurance policies covering the life of Mr. Schultz with a 50% beneficiary named by Mr. Schultz. Under the agreement, Mr. Schultz is entitled to his monthly salary for the remainder of the term of the agreement if he is terminated without cause. In the event Mr. Schultz is terminated for cause or due to death or long-term disability, Mr. Schultz or his estate shall be entitled to receive a monthly salary of $16,667 for the remainder of the term of the agreement.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

           The Board of Directors generally administers the Company's executive compensation programs as the Company does not have a Compensation Committee. Individual directors who are also executive officers of the Company do not participate in decisions regarding their compensation. The Company does have a Stock Option Committee that is responsible for recommending to the Board and administering all elements of stock option grants, including determination of recipients of stock options under the Company's plans, the number of shares underlying all option grants and the other terms applicable to each option. The Board of Directors reviews and approves salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table. The Company's executive compensation programs are designed to:

           - provide competitive levels of base compensation in order to attract, retain and motivate high-quality employees;

           - tie individual total compensation to individual performance and the success of the Company; and

           - align the interests of the Company's executive officers with those of its shareholders.

BASE SALARY

           Base salary is targeted to be moderate but competitive in relation to salaries commanded by those in similar positions in comparable companies. The Board reviews management recommendations for executives' salaries and examines data for executives with similar responsibilities in comparable companies in the Company's industry. Individual salary determinations are based on experience, sustained performance and comparison to peers inside and outside the Company.

STOCK OPTIONS

           The Stock Option Committee administers the Company's option plans, including the 1993 Plan and the 1995 Plan, and is responsible for the recommendation to the Board of Directors of stock option grants. The 1993 and 1995 Plans are designed to align the interests of management with those of the Company's shareholders. The number of stock options granted varies by fiscal year in the discretion of the Stock Option Committee and is related to the recipient's base compensation and level of responsibility. In past years, option grants have typically been made to only one or two officers in a given fiscal year.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

           At his election, Clinton G. Gerlach, the President, Chief Executive Officer and Chairman of the Board of the Company, serves without compensation. Mr. Gerlach is reimbursed by payment to GHC for various expenses incurred in connection with his performance of services for the Company, and has use of a vehicle owned by the Company.

                                       BOARD OF DIRECTORS

                                       Clinton G, Gerlach (Chairman)
                                       Fred E. Edward
                                       Peter H. Griffith
                                       Michael A. Hornak
                                       Steven L. Strawn

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The following current members of the Company's Board of Directors are current or former officers or employees of the Company: Clinton G. Gerlach (President, Chief Executive Officer and Chairman of the Board); Fred E. Edward (former President, Chief Executive Officer and Chairman of the Board); Michael
A. Hornak (Vice President); and Steven L. Strawn (Vice President). There are no Compensation Committee interlocks between the Company's Board of Directors and other entities involving the Company's executive officers and Board members who serve as executive officers or board members of such other entities.

                                  ANNUAL REPORT

           A copy of the Company's 1996 Annual Report, which contains audited financial statements of the Company for the fiscal year ended June 30, 1996, is being mailed with this Proxy Statement to the shareholders of record on the Record Date, but such Annual Report is not incorporated herein (except for items specifically incorporated herein) and is not deemed to be a part of this proxy solicitation material. If any shareholder of record did not receive such Annual Report, we will immediately mail an Annual Report upon receipt by the Secretary of the Company of a written request from such shareholder.

           A COPY OF THE ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR THE FISCAL YEAR ENDED JUNE 30, 1996 IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO: BARBARA GUYER, CORPORATE SECRETARY, CALNETICS CORPORATION, 20401 PRAIRIE STREET, CHATSWORTH, CALIFORNIA 91311. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER OF THE COMPANY ANY SPECIFIC EXHIBIT(S) TO THE ANNUAL REPORT UPON WRITTEN REQUEST AND UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING ANY SUCH EXHIBIT(S).

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

           Proposals of shareholders intended to be included in next year's proxy statement and proxy and presented at the 1997 Annual Meeting must be received in writing by the Secretary of the Company at the address set forth on the first page of this Proxy Statement by May 31, 1997.

                               PROXY SOLICITATION

           All costs of preparing, printing, assembling, and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and the form proxy and the solicitations of proxies will be borne by the Company. Following the original mailing of the proxy material, solicitations of proxies may be made by personal interview, mail, telephone, facsimile or telegram by Directors, officers, and regular employees of the Company who will not receive additional compensation for such solicitations. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to their principals, and the Company will reimburse them for their expenses.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN



                              1992     1993      1994      1995      1996
                             ------   ------    ------    ------    ------
CALNETICS CORP.       100    78.57    157.14    185.71    257.14    514.29
NASDAQ MARKET INDEX   100   107.75    132.27    145.04    170.11    214.14
SIC CONDE INDEX       100   230       275       340       514.96    872.8




                     CERTAIN TRANSACTIONS AND OTHER MATTERS

           In connection with the acquisition of API in fiscal year 1994, the Company issued to certain parties related to Mr. Schultz (the Lon Schultz Charitable Remainder Unitrust and Leslie Schultz) notes payable of approximately $124,000 each as part of the consideration for their shares of API common stock. The notes payable are five-year unsecured notes with interest payable semi-annually and principal due in four equal annual installments commencing June, 1996.

           On June 20, 1994, Mr. Schultz and API entered into a three-year employment contract whereby Mr. Schultz will serve as President and a Director of API for a monthly salary of $29,167. API also agreed to maintain certain existing life insurance policies covering the life of Mr. Schultz during the term of the employment agreement. Mr. Schultz has designated 50% beneficiaries with respect to such policies.

           On June 20, 1994, API and Story Plastics, Inc., a California corporation ("Story"), entered into a four-year Parts Purchase and Supply Agreement whereby Story agreed to supply various injected molded parts to API and API agreed to purchase such parts as it reasonably needs based on past purchases of such parts. The agreement by API to purchase its reasonable needs of such parts from Story decreases each year such that by the fourth year API is only required to purchase 25% of its reasonable needs from Story. Mr. Schultz is a Director of Story and owns approximately 9% of its outstanding common stock. For the year ending June 30, 1996, API purchased $1,843,839 in parts from Story.

                             INDEPENDENT ACCOUNTANTS

           The Company may engage the accounting firm of Arthur Andersen LLP as independent accountants to audit the Company's financial statements for the fiscal year ended June 30, 1997. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1993.

           One or more representatives of Arthur Andersen LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

                                 OTHER BUSINESS

           The Company is unaware of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Clinton G. Gerlach
                                    -----------------------------------------
                                    Clinton G. Gerlach, Chairman of the Board

                                    /s/ Barbara Guyer
                                    -------------------------
                                    Barbara Guyer, Secretary

September 27, 1996
Chatsworth, California

PROXY

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                              CALNETICS CORPORATION
               20401 Prairie Street, Chatsworth, California 91311

            ANNUAL MEETING OF SHAREHOLDERS, FRIDAY, NOVEMBER 8, 1996

The undersigned hereby appoints Michael A. Hornak and Steven L. Strawn, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Calnetics Corporation held of record by the undersigned on September 20, 1996, at the annual meeting of shareholders to be held on November 8, 1996, or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH IN ITEM 1.

       IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE
                         (continued on the reverse side)




1. ELECTION OF DIRECTORS

FOR all nominees listed below (except as             WITHHOLD AUTHORITY to vote for all
marked to the contrary below)              [ ]        nominees below                       [ ]

Nominees: Fred E. Edward, Clinton G. Gerlach, Peter H. Griffith, Michael A. Hornak, Steven L. Strawn (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)



- --------------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

If cumulative voting procedures are involved at the meeting, and this Proxy card is "FOR" the nominees listed or if no direction is given, the designated Proxies are authorized to distribute votes represented by this Proxy in their discretion so as to elect the maximum number of management nominees which may be elected by cumulative voting.

                                DATED:____________, 1996


                                ------------------------------------
                                Signature

                                ------------------------------------
                                Signature if held jointly

                                Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.